[Form of]

                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Conversion Technologies International, Inc., 3452 Lake Lynda Drive, Suite 280, Orlando, Florida 32817 (the "Company") and the undersigned (the "Subscriber").

                             W I T N E S S E T H:

     WHEREAS, the Company has retained Placement Agent, on a "best efforts" basis, in a private placement offering (the "Offering") of units (the "Units") of the Company;

     WHEREAS, the Company desires to issue a minimum of thirty (30) Units (the "Minimum Offering") and a maximum of fifty (50) Units (the "Maximum Offering"), with an option in favor of the Placement Agent to offer up to an additional thirty (30) Units to cover over-allotments, each Unit consisting of ten thousand (10,000) shares of Premium Preferred StockJ, stated value $10.00 per share, par value $.001 per share, of the Company (the "Preferred Stock"), which shares will be convertible at the option of the holder at any time after the initial issuance date of the Preferred Stock into shares of common stock of the Company, par value $.00025 per share (the "Common Stock"), at an initial conversion price equal to the lesser of (a) $1.56 and (b) the average closing bid price of the Common Stock on the Nasdaq Smallcap Market (the "SmallCap") for the thirty (30) consecutive trading days immediately preceding (i) the initial closing date (the "Initial Closing Date"), (ii) any interim closing date (each an "Interim Closing Date") or (iii) the final closing date (the "Final Closing Date") of the Offering, whichever is lowest (the Preferred Stock and the Common Stock issuable upon conversion thereof being sometimes referred to collectively herein as the "Securities");

     WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

     NOW,   THEREFORE,   in   consideration  of  the  promises  and  the  mutual
representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I     SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER
      --------------------------------------------------------

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units or fractions thereof and the Company agrees to sell such Units to the Subscriber as is set forth upon the signature page hereof at a price equal to $100,000 per Unit (the "Initial Offering Price"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet Bank, Escrow Agent, F/B/O Conversion


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Technologies  International,  Inc."  contemporaneously  with the  execution  and delivery of this Agreement by the Subscriber. The certificates representing the Preferred Stock will be delivered by the Company within ten (10) days following the consummation of the relevant Closing Date as set forth in Article III hereof. The Subscriber understands, however, that this purchase of Units is contingent upon the Company making sales of a minimum of thirty (30) Units prior to the termination date of the Offering.

     1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate his investment; (iv) transfer ability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the Term Sheet (as defined below) furnished by the Company to the Subscriber.

     1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

     1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on the Nasdaq National or Small Cap Market, a national stock exchange nor on the NASD's automated quotation system for actively traded stocks, or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

     1.5 The Subscriber hereby acknowledges receipt and careful review of (a) the Confidential Term Sheet dated August 8, 1997 as supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof (collectively the "Term Sheet") and (b) this Agreement and all attachments to it; and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has


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

been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional information which the Subscriber has requested.

     1.6 (a) The Subscriber has relied solely upon the information provided by the Company in the Term Sheet and in this Agreement in making the decision to invest in the Units. To the extent necessary, the Subscriber has retained, at the expense of the Subscriber, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that the Placement Agent has not supplied any information for inclusion in the Term Sheet other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Term Sheet relating to the Placement Agent, that the Placement Agent has no responsibility for the accuracy or completeness of the Term Sheet and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

     (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

     1.7 The Subscriber hereby represents that the Subscriber either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly) has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

     1.8 The Subscriber hereby acknowledges that the offering of Units has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber shall not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.

     1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the


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

Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities.

     1.10 The Subscriber understands that although there currently is a public market for the Common Stock, Rule 144 ("Rule 144") promulgated under the Act requires, among other conditions, a one year holding period, prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units or any of the Securities comprising the Units under the Act or any state securities or "blue sky" laws other than as set forth in
Article V. The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Placement Agent and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein), (ii) any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or "blue sky" laws, or (iii) any untrue statement of a material fact made by the Subscriber and contained herein.

     1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

     1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call the Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company (with the consent of the Placement Agent) and the Placement Agent, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

     1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.


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

     1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this
Agreement and to purchase the Units and the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

     1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

     1.17 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws, including those of the State of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

     1.18 Subject to the proviso below, the Subscriber hereby agrees that for a period of nine (9) (the "Lock-Up Period") months from the effective date of the Registration Statement (as defined in Section 5.2 hereof), the Subscriber will not, without the prior written consent of the Placement Agent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, 75% of the Registrable Securities (as defined in
Section 5.1) purchased or acquired by the Subscriber,  provided,  however, that,
                                                       --------   -------
following each three month period after the Effective Date, an amount of Registrable Securities equal to 25% of the number of Registrable Securities purchased or acquired by the Subscriber shall become exempt from the lock-up provisions contained in this sentence. For the sake of clarity, 25% of the Registrable Securities will not be subject to any lock-up. In addition, the Subscriber agrees that during the period from the date that the Subscriber was first contacted with respect to the potential purchase of Securities through the last date upon which the Subscriber holds any Securities or Registrable Securities, the Subscriber will not directly or indirectly, through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) or otherwise engage in any "hedging" transactions with respect to any equity security of the Company; provided,
                                                                       --------
however,  that  it  shall  not be a  violation  of  this  Section  1.18,  if the
-------
Subscriber places a sell order for Registrable Securities prior to the conversion of the Preferred Stock or at the time the conversion is requested, relies on the Company to deliver such Registrable Securities in accordance with
Section 5.4(h) and completes the sale of such Registrable Securities before the Company delivers the Registrable Securities to the Subscriber.


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

In addition, the Subscriber agrees that during any applicable Lock-Up Period it will not convert any of the Preferred Stock with respect to which the underlying Registrable Securities are subject to such Lock-Up Period.

     1.19  The  subscriber  acknowledges  that  (i)  the  Company  has  engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (ii) the Company shall pay the Placement Agent a commission and reimburse expenses in accordance with the
Placement Agency Agreement dated April 1, 1997 (the "Placement Agency Agreement"), and the Company shall indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (iii) that registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) shall be paid a portion of the commissions paid to the Placement Agent including a portion of the Placement Warrants (as defined below).

     1.20 In consideration for the covenants of the Company contained in Section 2.11, the Subscriber covenants to vote any voting securities purchased by the Subscriber hereunder (or obtained upon conversion of such securities) in favor of an increase in the authorized shares of Common Stock of the Company to a minimum of 40,000,000 and in any case a number of shares sufficient for the purpose of conversion of all the Series A Preferred Stock sold in or related to this Offering including without limitation, (x) the Common Stock underlying the Placement Warrants and (y) the Common Stock underlying the Preferred Stock resulting from dividends paid on the Preferred Stock (or such other amount as may be authorized by the Board of Directors of the Company). If the Subscriber fails to so vote such securities in accordance with this Section 1.20, the Subscriber will not be entitled the to rights conferred in Section 2.11.

II    REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
      -----------------------------------------------

     Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants to the Subscriber that:

     2.1 Organization, Good Standing and Qualification.  Each of the Company and
         ---------------------------------------------
Dunkirk International Glass and Ceramics Corporation and Advanced Particle Technologies, Inc. (collectively, the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct its business as described in the Term Sheet. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the laws require the Company or the Subsidiaries to be so qualified and/or authorized to do business.


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

     2.2  Capitalization   and  Voting  Rights.   The  authorized,   issued  and
          ------------------------------------
outstanding capital stock of the Company is as set forth in the Term Sheet under "Capitalization"; all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. The Securities comprising the Units have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

     2.3  Authorization;  Enforceability.  The Company has all corporate  right,
          ------------------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Preferred Stock contemplated hereby and the Common Stock underlying such Preferred Stock and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Preferred Stock as contemplated by this Agreement, such securities will be validly issued, fully paid and nonassessable. Upon the issuance and delivery of the Common Stock underlying such securities or upon conversion, as the case may be, of the Preferred Stock, the Common Stock will be validly issued, fully paid and nonassessable. The issuance and sale of the Preferred Stock contemplated hereby and the conversion, as the case may be, into Common Stock underlying such Preferred Stock, will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

     2.4 Certificate of Designation of Preferred  Stock. The Preferred Stock has
         ----------------------------------------------
all of the rights, preferences and privileges substantially as set forth in the Form of Certificate of Designation attached as Exhibit B to the Term Sheet, with the initial conversion price equal to the lesser of (i) $1.56 and (ii) the Market Price (as determined in accordance with the Certificate of Designation) as of (A) the Initial Closing Date (as defined above), (B) any interim closing date or (C) the Final Closing Date (as defined below) of the Offering, whichever is lowest.


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

     2.5 No Conflict; Governmental and Other Consents.
         --------------------------------------------

     (i) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or either of the Subsidiaries is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company or either of the Subsidiaries, and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or either of the Subsidiaries.

     (ii) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company or the Subsidiaries in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made with the Commission, the National Association of Securities Dealers, Inc. and the National Association of Securities Dealers Automated Quotation System ("Nasdaq") and with any state or foreign blue sky or securities regulatory authority.

     2.6  Licenses.  Except as set forth in the Term Sheet,  each of the Company
          --------
and the Subsidiaries has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its respective business or ownership of properties and is in all material respects complying therewith.


     2.7 Litigation. Except as set forth in the Term Sheet, the Company knows of
         ----------
no pending or threatened legal or governmental proceedings against the Company or either of the Subsidiaries.

     2.8 Accuracy of Reports.  All material  reports required to be filed by the
         -------------------
Company and the Subsidiaries within the two years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Term Sheet or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state any material facts necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     2.9 Term Sheet;  Disclosure.  No information set forth in the Term Sheet or
         -----------------------
any of the Offering  Documents  contains any untrue statement


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

of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     2.10 Investment Company.  The Company is not an "investment company" within
          ------------------
the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

     2.11  Authorized  Shares.  The  Company  shall (i) use its best  efforts to
           ------------------
increase the authorized shares of Common Stock of the Company to a minimum of 40,000,000 and in any case a number of shares sufficient for the purpose of conversion of all the Series A Preferred Stock sold in or related to this Offering including without limitation, (x) the Common Stock underlying the Placement Warrants and (y) the Common Stock underlying the Preferred Stock resulting from dividends paid on the Preferred Stock (or such other amount as may be authorized by the Board of Directors) within 90 days following the Final Closing Date but in any event shall effect such increase no later than 180 days following the Final Closing Date and (ii) at all times after the date upon which such Common Stock is authorized, reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock. If at any time the Subscriber elects to convert any of such Subscriber's shares of Preferred Stock and the Company does not have authorized and reserved for issuance a sufficient number of shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock (including the Preferred Stock underlying the Placement Warrants), then such Subscriber shall be entitled to receive upon conversion of his Preferred Stock only that number of shares of Common Stock as equals such Subscriber's Pro Rata Percentage of the number of shares of Common Stock authorized and reserved for issuance upon conversion of Preferred Stock.

     For purposes of the previous sentence, a Subscriber's "Pro Rata Percentage" on any date equals the number of shares of Preferred Stock held of record by such Subscriber on such date divided by the number of shares of Preferred Stock held of record by all holders of Preferred Stock on such date (including the Preferred Stock underlying the Placement Warrants).

     In addition to the foregoing, if after 180 days following the Final Closing Date the Company has failed to authorize and reserve a sufficient number of shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock, the Company shall, for no additional consideration, issue to the Subscriber additional shares of Preferred Stock equal to 0.25% of the shares of Preferred Stock then held by such Subscriber, exclusive of shares of Preferred Stock issued pursuant to this Section 2.11, for each day the Company lacks sufficient authorized and reserved shares of Common Stock to permit conversion in full of all outstanding shares of Preferred Stock.

III   TERMS OF SUBSCRIPTION
      ---------------------

     3.1 The Company shall issue a minimum of thirty (30) Units and a maximum of fifty (50) Units. The Placement Agent, at its sole option, may offer and sell up to an additional thirty (30) Units to cover over-allotments. The offering period (the "Offering Period") shall begin on August 8, 1997. Upon receipt of the Minimum Offering amount, the Placement Agent may conduct a closing and may conduct subsequent closings on an interim basis (each a "Closing") until the Maximum Offering amount has been reached (the "Final Closing Date"). The Offering Period shall terminate at 11:59 p.m. New York City time on or before October 8, 1997, subject to an extension, at the sole option of the Placement Agent, for an additional sixty (60) days. The Units will be offered on a "best efforts" basis. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet Bank, NA, Escrow Agent, F/B/O Conversion Technologies International, Inc."

     3.3 Placement of the Units will be made by the Placement Agent, who will receive certain compensation as described in the Term Sheet.

     3.4 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with Fleet Bank, NA, having a branch at 345 Park Avenue, New York, New York, 10022. If the Company shall not have obtained subscriptions (including this subscription) for purchases of thirty (30) Units on or before the Final Closing Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, with interest, subject to paragraph 3.5 hereof.

     3.5 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

     3.6 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV   Conditions to Obligations of the Subscribers
     --------------------------------------------

     4.1 The Subscribers' obligation to purchase the Units at the closings (each, a "Closing") is subject to the fulfillment on or prior to each Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

     (a) Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing with the same force and effect as if they had been made on and as of said date.

     (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

     (c) Listing. The Company will promptly file an Application for Listing of Additional Shares with the SmallCap in accordance with Regulation M under the Exchange Act and/or take any other necessary action to enable the Common Stock into which the Preferred Stock is convertible to trade on the SmallCap.

     (d) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

     (e) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

     (f)  Minimum  Subscriptions.   The  Company  shall  have  received  binding
subscriptions for at least 30 Units.

     (g) Legal Opinions. At each Closing, each of Buchanan Ingersoll, counsel to the Company and Collier, Shannon, Rill & Scott, patent and environmental counsel to the Company, shall have delivered to the Placement Agent for the benefit of the Placement Agent and the Subscribers, a legal opinion to such effect with respect to legal matters relating to this Agreement and the Term Sheet as the Placement Agent may require.

     (h) Comfort Letter. On each Closing, if requested by the Placement Agent, the Company's auditors shall have delivered to the Placement Agent, for the benefit of the Placement Agent and the Subscribers, a comfort letter to such effect as the Placement Agent may require.

V     Registration Rights
      -------------------

     5.1 As used in this Agreement, the following terms shall have the following meanings:

     (a) "Affiliate"  shall mean, with respect to any Person (as defined below),
          ---------
any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

     (b) "Business  Day" shall mean a day Monday  through  Friday on which banks
          -------------
are generally open for business in New York.

     (c) "Holders" shall mean the Subscribers and any person holding Registrable
          -------
Securities (including the shares of Common Stock issuable upon conversion of the Preferred Stock underlying the warrants (the "Placement Warrants") to be granted to the Placement Agent and/or its designees (including without limitation its registered representatives) pursuant to the Placement Agency Agreement between the Company and the Placement Agent) or any person to whom the rights under Section 5 have been transferred in accordance with Section 5.9 hereof.

     (d)  "Person"  shall  mean any  person,  individual,  corporation,  limited
           ------
liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

     (e) The terms  "register,"  "registered"  and  "registration"  refer to the
                     -------      ----------         ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     (f)  "Registrable  Securities"  shall mean (i) the  shares of Common  Stock
           -----------------------
issuable upon the conversion of the Preferred Stock, (ii) the shares of Common Stock issuable upon conversion of the Preferred Stock underlying the Placement Warrants and (iii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Securities; provided, however, that securities shall only be treated as
Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 5.9.

     (g) "Registration Expenses" shall mean all expenses incurred by the Company
          ---------------------
in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

     (h)  "Registration  Statement" shall have the meaning ascribed to such term
           -----------------------
in Section 5.2.

     (i)  "Registration  Period" shall have the meaning ascribed to such term in
           --------------------
Section 5.4.

     (j) "Selling  Expenses" shall mean all  underwriting  discounts and selling
          -----------------
commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     5.2 (a) No later than thirty (30) days after the Final Closing Date (the "Filing Date"), the Company shall file a registration statement (the "Registration Statement") with the Commission and use its best efforts to cause the Registration Statement to be declared effective by the Commission prior to the date which is 75 days after the Final Closing Date (the "Targeted Effective Date") and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

     (b) If the Registration Statement is not declared effective by the Securities and Exchange Commission by the Targeted Effective Date, the Company shall, for no additional consideration, issue to the Subscriber additional shares of Preferred Stock equal to 0.25% of the shares of Preferred Stock then held on the Targeted Effective Date by such Subscriber, exclusive of any shares of Preferred Stock issued pursuant to this Section 5.2(b), for each day the Registration Statement is not declared effective by the Commission following the Targeted Effective Date.

     5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

     5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

     (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144(k) under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder; and

     (b) advise the Holders:

     (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

     (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

     (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

     (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

     (f) during the Registration Period, deliver to each Holder, without charge,
(i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-KSB (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-QSB (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

     (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

     (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three
(3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

     (i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (j) use its best efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

     5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

     5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of

Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

     (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

     (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

     (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     5.7 (a) Upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 30-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

     (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

     (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq National Market, Nasdaq Small Cap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

     (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

     (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

     (g) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

     5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     5.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article 5 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

     5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

VI    MISCELLANEOUS
      -------------

     6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Conversion Technologies International, Inc., 88 Bethany Road, Suite 5, Hazlet, New Jersey, 07730, Attn: President, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

     6.2 Except as provided in Section 5.10 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     6.3 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

     6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

     6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

     6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     6.11 (a) The Subscribers severally agree not to issue any public statement with respect to the Subscribers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

     (b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in the Registration Statement.

     6.12 Each Subscriber severally represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

     6.13 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities and (b) for the Placement Agent pursuant to Sections 1.6(a) and 1.19 hereof.

     6.14 The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of Article V of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that such damage would not be compensable in money damages and that it would be extremely difficult or impracticable to measure the resultant damages. Accordingly, any Subscriber shall be entitled to an injunction or injunctions with respect to the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or in equity, and the Company expressly waives any defense that a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the Subscriber bringing such action.

VII  CONFIDENTIAL INVESTOR QUESTIONNAIRE
     -----------------------------------

     7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category   A      The  undersigned  is  an  individual  (not  a  partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category   B      The   undersigned  is  an  individual  (not  a  partnership,
                  corporation,  etc.) who had an  individual  income in excess of $200,000 in each of the two most recent  years,  or joint income  with his or her spouse in excess of $300,000 in each of those years (in each case including  foreign income,  tax exempt  income and full  amount of capital  gains and losses but  excluding  any income of other  family  members and any
                  unrealized  capital   appreciation)  and  has  a  reasonable
                  expectation of reaching the same income level in the current year.

Category   C      The  undersigned  is a director or executive  officer of the
                  Company which is issuing and selling the Units.

Category   D      The  undersigned  is a bank;  a  savings  and loan
                  association; insurance company; registered investment company;
                  registered  business  development   company;   licensed  small
                  business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the  investment decision is made by a plan  fiduciary  which is either a bank, savings and loan association,  insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000  or (c) is a self directed plan with  investment
                  decisions   made  solely  by  persons   that  are   accredited
                  investors.

                         -----------------------------------
                         -----------------------------------
                                 (describe entity)

Category   E      The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

                         -----------------------------------
                         -----------------------------------
                                 (describe entity)


Category   F      The  undersigned  is  either  a  corporation,  partnership,
                  Massachusetts  business  trust,  or  non-profit   organization
                  within  the  meaning  of  Section  501(c)(3)  of the  Internal
                  Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                         -----------------------------------
                         -----------------------------------
                                 (describe entity)

Category   G      The  undersigned  is a trust with total  assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category   H      The  undersigned  is an entity  (other than a trust) all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                         ------------------------------
                         ------------------------------
                              (describe entity)

Category   I      The  undersigned is not within any of the  categories  above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2  SUITABILITY (please answer each question)
     -----------

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(d) For all Subscribers, please state whether you have participated in other private placements before:

                  YES_______              NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                     Public            Private              Public or Private
                    Companies         Companies       Biotechnology Companies
                    ---------         ---------       -----------------------

      Frequently
                    --------          ---------       ---------------

      Occasionally  --------          ---------       ---------------

      Never
                    --------          ---------       ---------------


(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                  YES_______              NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                  YES_______              NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                  YES_______              NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                  YES_______              NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                  YES_______              NO_______


7.3   MANNER IN WHICH TITLE IS TO BE HELD. (circle one)
      -----------------------------------

          (a) Individual  Ownership
          (b) Community Property
          (c) Joint Tenant with Right of
              Survivorship (both parties
              must sign)
          (d) Partnership*
          (e) Tenants in Common
          (f) Company*
          (g) Trust*
          (h) Other

     *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4  NASD AFFILIATION.
     ----------------

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________           No __________

If Yes, please describe:

------------------------------------
------------------------------------
------------------------------------

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges  receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

---------------------------------
Name of NASD Member Firm

By:
   ------------------------------
      Authorized Officer

Date:
     ----------------------------



     7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

                                                                [Signature Page]

NUMBER OF UNITS X $100,000 = (the "Purchase Price")


                                    ----------------------------------------
Signature                           Signature (if purchasing jointly)


                                    ----------------------------------------
Name Typed or Printed               Name Typed or Printed

Entity Name                         Entity Name

                                    ----------------------------------------
Address                             Address

                                    ----------------------------------------
City, State and Zip Code            City, State and Zip Code

                                    ----------------------------------------
Telephone-Business                  Telephone--Business

                                    ----------------------------------------
Telephone-Residence                 Telephone--Residence

                                    ----------------------------------------
Facsimile-Business                  Facsimile--Business

                                    ----------------------------------------
Facsimile-Residence                 Facsimile--Residence

                                    ----------------------------------------
Tax ID # or Social Security #       Tax ID # or Social Security #

Name in which securities should be issued:
                                          ----------------------------------

Check the box marked YES if you would like the securities
to be delivered to your account with Placement Agent        Yes ___     No ___

(If you check "No", securities will be delivered to you at the address provided above)

Dated:
      --------------------, 1997

     This   Subscription   Agreement   is   agreed   to  and   accepted   as  of
                                    , 1997.


                                        CONVERSION TECHNOLOGIES
                                          INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are
                       being subscribed for by an entity)


            I,
               -----------------------------------------------------------, am
the
    ----------------------------------------- of

----------------------------------------------- (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN   WITNESS   WHEREOF,   I   have   set   my   hand   this________day   of
_________________, 1997.



                                        ---------------------------------------
                                        (Signature)